Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of KalVista Pharmaceuticals Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended January 31, 2019 (the “Report”), I, T. Andrew Crockett, as Chief Executive Officer of the Company, and Benjamin L. Palleiko, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2019	/s/ T. Andrew Crockett
T. Andrew Crockett
Chief Executive Officer
(Principal Executive Officer)

/s/ Benjamin L. Palleiko
Dated: March 14, 2019	Benjamin L. Palleiko
Chief Financial Officer
(Principal Financial and Accounting Officer)